UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2009
THORATEC CORPORATION

(Exact name of registrant as specified in its charter)

California	000-49798	94-2340464

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
6035 Stoneridge Drive
Pleasanton, California 94588

(Address of principal executive offices including zip code)
(925) 847-8600

(Registrant’s telephone number, including area code)
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
On February 24, 2009, the Compensation and Option Committee of Thoratec Corporation (the “Company”), approved the Thoratec Corporation Corporate Executive Incentive Plan FY2009 (the “2009 Corporate Plan”) and the International Technidyne Corporation Executive Incentive Plan FY2009 (the “2009 ITC Plan,” and collectively the “Plans”), pursuant to which certain members of management, including the current executive officers, may receive bonuses for 2009. Gerhard F. Burbach, the Company’s President and Chief Executive Officer, David V. Smith, the Company’s Executive Vice President and Chief Financial Officer, and David A. Lehman, the Company’s Senior Vice President and General Counsel, are participants in the 2009 Corporate Plan and Lawrence Cohen, the President of International Technidyne Corporation, the Company’s wholly-owned subsidiary, is a participant in the 2009 ITC Plan. The bonuses under each Plan are based on a specified target bonus percentage of a participant’s 2009 base salary and are payable based on the achievement of two Company-oriented financial goals and the achievement of personal performance objectives individually specified for each participant. The Company-oriented financial goals vary depending on the specific Plan and are based on Thoratec’s 2009 revenue and pre-bonus non-GAAP income before tax for the 2009 Corporate Plan and ITC 2009 revenue and non-GAAP pre-bonus income from operations for the 2009 ITC Plan. The management business objectives are personalized for each participant. In addition to the target bonus, a participant may earn an additional bonus amount if the Company or ITC exceeds their target non-GAAP income before tax /non-GAAP income from operations goal, as applicable. Assuming each of the Company-oriented financial goals is achieved in 2009, the target earnings/income goals are not exceeded, and each of the executive officers achieves all of their personal performance objectives, the maximum dollar amounts of target bonuses that would be paid to the executive officers are set forth in the table below.

Name	Title	2009 Target Bonus
Gerhard F. Burbach	President, Chief Executive Officer and Director	$475,150

David V. Smith	Executive Vice President and Chief Financial Officer	$289,966

Lawrence Cohen	President of International Technidyne Corporation	$220,500

David A. Lehman	Senior Vice President and General Counsel	$168,056

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated as of March 2, 2009

THORATEC CORPORATION
By:	/s/ Gerhard F. Burbach
Gerhard F. Burbach President and Chief Executive Officer

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